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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc Nussbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lantronix, Inc. on Form 10-K for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc.

Date:     September  29,  2003     By:     /s/  MARC H. NUSSBAUM
                                           -----------------------
                                           Name:  Marc H. Nussbaum
                                           Title: President  and
                                                  Chief  Executive  Officer

I, James Kerrigan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lantronix, Inc. on Form 10-K for the fiscal year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc

Date:     September  29,  2003     By:     /s/  JAMES W. KERRIGAN
                                           ------------------------
                                           Name:  James W. Kerrigan
                                           Title: Chief  Financial  Officer

A signed original of this written statement required by Section 906 has been provided to Lantronix, Inc. and will be retained by Lantronix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.